UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2018. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2018	Year Ended December 31, 2018
Cohen & Steers Real Assets Fund:
Class A	–8.03%	–8.61%
Class C	–8.32%	–9.18%
Class I	–7.82%	–8.31%
Class R	–8.10%	–8.72%
Class Z	–7.83%	–8.22%
Blended Benchmark[a]	–7.85%	–7.56%
Consumer Price Index +4%[a]	2.63%	5.95%
MSCI World Index—net[a]	–9.10%	–8.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 6.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real asset classes had a negative total return in 2018, in what was a difficult year for investments in general. Following a prolonged period of steady gains, equity and credit markets encountered turbulence in October amid tighter financial conditions, rising global trade tensions and slowing economic growth. The broad global equity market suffered its largest annual decline since 2008.

Although economic growth remained above trend globally, momentum slowed across most regions. Europe and China particularly showed signs of deceleration. Inflation remained subdued, but indications that price pressures were building prompted the U.S. Federal Reserve (the Fed) to continue to normalize interest rates. The Fed also began to unwind its balance sheet, while the European Central Bank ended its bond buying program. Additionally, the strengthening U.S. dollar indirectly led to tighter credit conditions globally during the year—in emerging markets especially.

The fourth quarter saw a significant shift in investor preferences toward more defensive assets. After trailing the broad global equity market for much of the year, real assets began to outperform as investors generally favored real estate and infrastructure stocks for their stable cash flow generation, high dividend yields and attractive relative valuations.

Fund Performance

The Fund had a negative total return for the period and underperformed its blended benchmark. Relatively favorable overall security selection aided the Fund’s performance, although this was offset by the effect of top-down asset class allocations. In particular, an average underweight in real estate detracted from performance, as the group declined but held up relatively well for the year, due to its resilience in the fourth quarter. The underweight reflected our shift in the period toward what we believe are more inflation-sensitive real assets, namely natural resource equities.

Within the sleeves, stock selection in the Fund’s real estate allocation was a primary contributor to relative performance, led by outperformance in U.S. and Australian holdings. In the U.S., top contributors included overweights in health care landlord Welltower, which had a sizable gain, and apartment owner UDR, which advanced amid improving occupancies and guidance.

Stock selection in the portfolio’s natural resources allocation also aided relative performance, due largely to our non-investment in paper products stocks that had sizable declines. Security selection within commodities detracted from relative performance, in part due to an overweight in the industrial metals group, which was hindered by concerns about slowing economic growth in China, a key consumer of these commodities. Stock selection within the Fund’s infrastructure allocation also hindered performance, although the effect was more than countered by the benefit of being overweight the group late in the period, when it outperformed.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, including the euro and U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

COHEN & STEERS REAL ASSETS FUND, INC.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material effect on the Fund’s total return for the year ended December 31, 2018.

The Fund also engaged in the buying and selling of commodities contracts with the intention of enhancing total returns. These contracts significantly detracted from the Fund’s total return for the 12-month period ended December 31, 2018.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–12.72%[a]	–10.08%[c]	—	—	—
1 Year (without sales charge)	–8.61%	–9.18%	–8.31%	–8.72%	–8.22%
5 Years (with sales charge)	–2.39%[a]	–2.17%	—	—	—
5 Years (without sales charge)	–1.48%	–2.17%	–1.19%	–1.67%	–1.19%
Since Inception[d] (with sales charge)	–1.96%[a]	–1.98%	—	—	—
Since Inception[d] (without sales charge)	–1.31%	–1.98%	–0.99%	–1.47%	–1.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2018 prospectus, as supplemented December 19, 2018, were as follows: Class A—1.50% and 1.13%; Class C—2.19% and 1.82%; Class I—1.25% and 0.82%; Class R—1.69% and 1.32%; and Class Z—1.19% and 0.82%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA Nareit Developed Real Estate Index—net, 30% Bloomberg Commodity Total Return Index, 20% S&P Global Natural Resources Index—net, 12.5% ICE BofAML 1-3 Year Global Corporate Index and 7.5% Gold Spot price through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofAML 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones-Brookfield Global Infrastructure Index from October 1, 2013 and thereafter. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofAML 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. The ICE BofAML 1-3 Year Global Corporate Index is a subset of the ICE BofAML Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones-Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The comparative indexes are not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018—December 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[a] July 1, 2018— December 31, 2018
Class A
Actual (–8.03% return)	$1,000.00	$919.70	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class C
Actual (–8.32% return)	$1,000.00	$916.80	$8.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15

Class I
Actual (–7.82% return)	$1,000.00	$921.80	$3.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

Class R
Actual (–8.10% return)	$1,000.00	$919.00	$6.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class Z
Actual (–7.83% return)	$1,000.00	$921.70	$3.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

iShares Gold Trust ETF	$5,381,545	4.2
American Tower Corp.	1,655,933	1.3
Royal Dutch Shell PLC	1,548,899	1.2
SBA Communications Corp.	1,478,056	1.1
UDR, Inc.	1,458,333	1.1
Total SA	1,442,579	1.1
Enbridge, Inc.	1,430,918	1.1
BHP Group PLC	1,372,797	1.1
U.S. Treasury Inflation Indexed Bonds, 1.25%, due 7/15/20	1,330,892	1.0
Welltower, Inc.	1,311,502	1.0

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

		Shares	Value
COMMON STOCK	64.2%
AUSTRALIA	3.6%
ELECTRIC—REGULATED ELECTRIC	0.3%
Spark Infrastructure Group		245,676	$382,747

MATERIALS—METALS & MINING	1.6%
BHP Group PLC		64,966	1,372,797
Rio Tinto Ltd.		11,559	639,744

			2,012,541

PIPELINES—C-CORP	0.2%
APA Group		44,317	265,465

REAL ESTATE—DIVERSIFIED	1.5%
Charter Hall Group		194,999	1,019,592
GPT Group		230,726	868,231

			1,887,823

TOTAL AUSTRALIA			4,548,576

AUSTRIA	0.1%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		4,995	158,070

BRAZIL	0.9%
MATERIALS—METALS & MINING	0.6%
Vale SA, ADR (USD)		54,120	713,843

RAILWAYS	0.2%
Rumo SAa		57,281	250,803

REAL ESTATE	0.1%
RETAIL	0.0%
BR Malls Participacoes SA		29,768	100,280

SHOPPING CENTERS	0.1%
Iguatemi Empresa de Shopping Centers SA		9,729	104,328

TOTAL REAL ESTATE			204,608

TOTAL BRAZIL			1,169,254

CANADA	5.6%
ELECTRIC—REGULATED ELECTRIC	0.3%
Fortis, Inc.		13,634	454,500

ENERGY—OIL & GAS	1.1%
Canadian Natural Resources Ltd.		18,281	441,090
Suncor Energy, Inc.		33,873	946,072

			1,387,162

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
MATERIALS	1.8%
CHEMICALS	1.0%
Nutrien Ltd.		26,313	$1,236,711

METALS & MINING	0.8%
Franco-Nevada Corp.		9,683	678,987
Goldcorp, Inc. (USD)		9,683	94,894
Lundin Mining Corp.		56,241	232,346

			1,006,227

TOTAL MATERIALS			2,242,938

PIPELINES—C-CORP	1.7%
Enbridge, Inc.		46,062	1,430,918
Pembina Pipeline Corp.		24,113	715,512

			2,146,430

REAL ESTATE	0.7%
OFFICE	0.3%
Allied Properties REIT		9,944	322,823

RESIDENTIAL	0.4%
Boardwalk REIT		18,883	522,976

TOTAL REAL ESTATE			845,799

TOTAL CANADA			7,076,829

CHINA	0.3%
ELECTRIC—INTEGRATED ELECTRIC	0.1%
Huaneng Renewables Corp. Ltd, Class H (HKD)		640,000	172,007

TOLL ROADS	0.2%
Jiangsu Expressway Co., Ltd., Class H (HKD)		142,000	198,206

TOTAL CHINA			370,213

FRANCE	2.7%
ENERGY—OIL & GAS	1.1%
Total SA		27,350	1,442,579

RAILWAYS	0.3%
Getlink SE		30,141	405,015

REAL ESTATE—OFFICE	0.4%
Gecina SA		3,432	444,272

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
TOLL ROADS	0.9%
Vinci SA		13,212	$1,086,449

TOTAL FRANCE			3,378,315

GERMANY	1.0%
REAL ESTATE
OFFICE	0.1%
Alstria Office REIT AG		11,761	164,662

RESIDENTIAL	0.9%
ADO Properties SA, 144Ab		3,750	195,095
Deutsche Wohnen SE		19,419	887,463

			1,082,558

TOTAL GERMANY			1,247,220

HONG KONG	2.9%
CONSUMER STAPLES—FOOD	0.3%
WH Group Ltd., 144Ab		433,400	332,872

ENERGY—OIL & GAS	0.0%
CNOOC Ltd.		39,116	60,251

PIPELINES—C-CORP	0.1%
Beijing Enterprises Holdings Ltd.		36,500	193,539

REAL ESTATE	2.3%
DIVERSIFIED	1.6%
China Resources Land Ltd.		73,944	284,438
CK Asset Holdings Ltd.		145,500	1,064,562
New World Development Co., Ltd.		538,611	711,381

			2,060,381

RETAIL	0.7%
Link REIT		81,500	826,224

TOTAL REAL ESTATE			2,886,605

WATER	0.2%
Guangdong Investment Ltd.		111,339	215,127

TOTAL HONG KONG			3,688,394

ITALY	0.8%
COMMUNICATIONS—TOWERS	0.3%
Infrastrutture Wireless Italiane S.p.A., 144Ab		50,814	347,839

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
ELECTRIC—REGULATED ELECTRIC	0.3%
Terna Rete Elettrica Nazionale S.p.A.		59,919	$340,288

ENERGY—OIL & GAS	0.2%
Eni S.p.A.		20,060	316,892

TOTAL ITALY			1,005,019

JAPAN	4.5%
GAS DISTRIBUTION	0.4%
Tokyo Gas Co., Ltd.		19,000	480,551

INDUSTRIAL—MACHINERY	0.4%
Kubota Corp.		34,134	485,171

MATERIALS—METALS & MINING	0.3%
JFE Holdings, Inc.		7,300	116,277
Nippon Steel & Sumitomo Metal Corp.		13,700	235,378

			351,655

RAILWAYS	0.1%
West Japan Railway Co.		2,800	197,823

REAL ESTATE	3.3%
DIVERSIFIED	2.7%
Activia Properties, Inc.		102	414,413
Invincible Investment Corp.		823	339,440
Mitsubishi Estate Co., Ltd.		38,186	600,799
Mitsui Fudosan Co., Ltd.		15,497	344,218
Orix JREIT, Inc.		100	166,300
Sumitomo Realty & Development Co., Ltd.		15,000	549,129
Tokyo Tatemono Co., Ltd.		74,067	767,824
Tokyu Fudosan Holdings Corp.		46,246	227,948

			3,410,071

INDUSTRIALS	0.2%
GLP J-REIT		294	299,339

OFFICE	0.2%
Hulic Reit, Inc.		130	201,860

RESIDENTIAL	0.2%
Nippon Accommodations Fund, Inc. (USD)		59	284,967

TOTAL REAL ESTATE			4,196,237

TOTAL JAPAN			5,711,437

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
LUXEMBOURG	0.1%
MATERIALS—METALS & MINING
ArcelorMittal		7,475	$154,735

MEXICO	0.2%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B		25,689	209,337

NETHERLANDS	0.1%
INDUSTRIAL—MACHINERY
CNH Industrial NV		8,629	77,965

NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.		63,773	307,797

NORWAY	1.2%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.6%
Marine Harvest ASA		34,165	720,113

ENERGY—OIL & GAS	0.1%
Equinor ASA		7,691	163,142

REAL ESTATE—OFFICE	0.5%
Entra ASA, 144Ab		45,599	607,291

TOTAL NORWAY			1,490,546

RUSSIA	0.2%
ENERGY—OIL & GAS
Gazprom PJSC OAO, ADR (USD)		25,627	113,459
Lukoil PJSC, ADR (USD)		1,716	122,891

TOTAL RUSSIA			236,350

SINGAPORE	0.1%
CONSUMER STAPLES—FOOD PRODUCTS
Wilmar International Ltd.		79,400	181,830

SOUTH KOREA	0.1%
MATERIALS—METALS & MINING
POSCO		455	99,523

SPAIN	1.3%
AIRPORTS	0.4%
Aena SME SA, 144Ab		3,022	469,533

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
ELECTRIC—REGULATED ELECTRIC	0.2%
Red Electrica Corp. SA		13,040	$290,794

REAL ESTATE	0.7%
DIVERSIFIED	0.3%
Merlin Properties Socimi SA		31,403	387,932

OFFICE	0.4%
Inmobiliaria Colonial Socimi SA		50,179	467,768

TOTAL REAL ESTATE			855,700

TOTAL SPAIN			1,616,027

SWEDEN	0.4%
REAL ESTATE
DIVERSIFIED	0.2%
Castellum AB		13,921	257,241

RETAIL	0.2%
Catena AB		12,502	311,981

TOTAL SWEDEN			569,222

SWITZERLAND	0.3%
MATERIALS—METALS & MINING
Glencore PLC (GBP)		121,310	451,038

UNITED KINGDOM	4.4%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.1%
Associated British Foods PLC		4,690	122,238

ENERGY	1.5%
INTEGRATED OIL & GAS	1.2%
Royal Dutch Shell PLC		51,807	1,548,899

OIL & GAS	0.3%
BP PLC		69,260	437,840

TOTAL ENERGY			1,986,739

MATERIALS—METALS & MINING	0.6%
Anglo American PLC		23,344	521,988
Antofagasta PLC		23,313	233,165

			755,153

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
REAL ESTATE	1.4%
DIVERSIFIED	0.3%
British Land Co., PLC		42,065	$286,053
LondonMetric Property PLC		38,865	86,164

			372,217

HEALTH CARE	0.2%
Assura PLC		463,488	312,196

INDUSTRIALS	0.3%
Segro PLC		51,161	384,073

RESIDENTIAL	0.2%
UNITE Group PLC		27,253	280,203

SELF STORAGE	0.4%
Big Yellow Group PLC		18,422	205,013
Safestore Holdings PLC		37,395	241,416

			446,429

TOTAL REAL ESTATE			1,795,118

WATER—WATER UTILITIES	0.8%
United Utilities Group PLC		105,089	988,099

TOTAL UNITED KINGDOM			5,647,347

UNITED STATES	33.2%
COMMUNICATIONS—TOWERS	3.3%
American Tower Corp.		10,468	1,655,933
Crown Castle International Corp.		10,211	1,109,221
SBA Communications Corp.[a]		9,130	1,478,056

			4,243,210

CONSUMER—NON-CYCLICAL	2.9%
AGRICULTURE	1.3%
Archer-Daniels-Midland Co.		16,185	663,099
Bunge Ltd.		17,531	936,857

			1,599,956

BEVERAGE	0.3%
Molson Coors Brewing Co., Class B		8,090	454,334

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
FOOD PRODUCTS	1.3%
Hershey Co.		8,804	$943,613
Ingredion, Inc		4,005	366,057
Tyson Foods, Inc., Class A		5,528	295,195

			1,604,865

TOTAL CONSUMER—NON-CYCLICAL			3,659,155

ELECTRIC	1.4%
INTEGRATED ELECTRIC	0.8%
Evergy, Inc.		8,449	479,650
FirstEnergy Corp.		14,122	530,281

			1,009,931

REGULATED ELECTRIC	0.6%
Alliant Energy Corp.		9,070	383,207
Edison International		7,252	411,696

			794,903

TOTAL ELECTRIC			1,804,834

ENERGY—OIL & GAS	2.2%
Chevron Corp.		7,639	831,047
EOG Resources, Inc.		861	75,088
Exxon Mobil Corp.		8,316	567,068
Marathon Petroleum Corp.		14,333	845,790
Occidental Petroleum Corp.		1,838	112,817
Phillips 66		4,247	365,879

			2,797,689

GAS DISTRIBUTION	0.6%
Atmos Energy Corp.		4,110	381,079
Southwest Gas Holdings, Inc.		5,716	437,274

			818,353

GOLD	5.0%
iShares Gold Trust ETF[a]		437,880	5,381,545
SPDR Gold MiniShares Trust[a]		78,200	1,002,524

			6,384,069

INDUSTRIAL—MACHINERY	0.6%
Deere & Co.		5,026	749,729

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
MATERIALS	1.7%
CHEMICALS	1.1%
CF Industries Holdings		9,337	$406,253
FMC Corp.		7,427	549,301
Mosaic Co.		16,760	489,559

			1,445,113

METALS & MINING	0.6%
Newmont Mining Corp.		21,786	754,885

TOTAL MATERIALS			2,199,998

PIPELINES	2.7%
PIPELINES—C-CORP	2.2%
Cheniere Energy, Inc.[a]		11,489	680,034
Kinder Morgan, Inc.		59,020	907,728
Plains GP Holdings LP, Class A		18,562	373,096
Targa Resources Corp.		11,555	416,211
Williams Cos., Inc.		17,660	389,403

			2,766,472

PIPELINES—MLP	0.5%
Enterprise Products Partners LP		16,293	400,645
MPLX LP		8,539	258,731

			659,376

TOTAL PIPELINES			3,425,848

REAL ESTATE	12.2%
DATA CENTERS	1.1%
CyrusOne, Inc.		6,567	347,263
Digital Realty Trust, Inc.		7,265	774,086
Equinix, Inc.		663	233,747

			1,355,096

HEALTH CARE	1.5%
Sabra Health Care REIT, Inc.		14,120	232,698
Ventas, Inc.		5,759	337,420
Welltower, Inc.		18,895	1,311,502

			1,881,620

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares	Value
HOTEL	0.7%
Park Hotels & Resorts, Inc.		5,830	$151,463
Pebblebrook Hotel Trust		9,934	281,232
Red Rock Resorts, Inc. Class A		14,287	290,169
Sunstone Hotel Investors, Inc.		17,535	228,130

			950,994

INDUSTRIALS	0.9%
Americold Realty Trust		6,211	158,629
Prologis, Inc.		17,125	1,005,580

			1,164,209

NET LEASE	1.0%
Agree Realty Corp.		3,931	232,401
VEREIT, Inc.		90,840	649,506
VICI Properties, Inc.		19,625	368,557

			1,250,464

OFFICE	0.9%
Empire State Realty Trust, Inc., Class A		8,995	127,999
Hudson Pacific Properties, Inc.		13,162	382,488
Kilroy Realty Corp.		10,078	633,704

			1,144,191

RESIDENTIAL	3.7%
APARTMENT	2.3%
Apartment Investment & Management Co., Class A		10,882	477,502
Essex Property Trust, Inc.		4,213	1,033,070
UDR, Inc.		36,808	1,458,333

			2,968,905

MANUFACTURED HOME	0.9%
Equity LifeStyle Properties, Inc.		6,265	608,519
Sun Communities, Inc.		5,148	523,603

			1,132,122

SINGLE FAMILY	0.5%
Invitation Homes, Inc.		28,799	578,284

TOTAL RESIDENTIAL			4,679,311

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares		Value
SELF STORAGE	0.7%
Extra Space Storage, Inc.		4,356		$394,131
Life Storage, Inc.		5,732		533,019

				927,150

SHOPPING CENTERS	1.7%
COMMUNITY CENTER	0.8%
Regency Centers Corp.		8,704		510,751
SITE Centers Corp.		12,760		141,253
Weingarten Realty Investors		14,197		352,227

				1,004,231

FREE STANDING	0.8%
Realty Income Corp.		14,945		942,133

REGIONAL MALL	0.1%
Taubman Centers, Inc.		3,687		167,722

TOTAL SHOPPING CENTERS				2,114,086

TOTAL REAL ESTATE				15,467,121

WATER	0.6%
American Water Works Co., Inc.		7,825		710,275

TOTAL UNITED STATES				42,260,281

TOTAL COMMON STOCK (Identified cost—$77,624,570)				81,655,325

PREFERRED SECURITIES—$25 PAR VALUE	0.3%
UNITED STATES	0.3%
BANKS
GMAC Capital Trust I, 8.401% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[c]		15,457		391,835

TOTAL PREFERRED SECURITIES — $25 PAR VALUE (Identified cost—$392,434)				391,835

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	5.8%
CAYMAN ISLANDS	0.5%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (USD)[b]		593	†	628,729

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
FRANCE	0.5%
BANKS—FOREIGN	0.3%
Credit Agricole SA, 8.375% to 10/13/19, 144A (USD)[b,d,e]		$400,000	$411,000

INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.2%
CNP Assurances, 6.875% to 7/18/19 (USD)[d,e,f]		200,000	202,757

TOTAL FRANCE			613,757

IRELAND	0.2%
FINANCIAL
GE Capital International Funding Co., 2.373%, due 11/15/20 (USD)		200,000	193,091

JAPAN	1.2%
INSURANCE
LIFE/HEALTH INSURANCE—FOREIGN	0.7%
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (USD)[b,d,e]		850,000	903,125

PROPERTY CASUALTY—FOREIGN	0.5%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (USD)[b,e]		600,000	638,250

TOTAL JAPAN			1,541,375

NETHERLANDS	0.5%
BANKS—FOREIGN
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (USD)[b,d,e]		675,000	699,469

SWITZERLAND	0.5%
INSURANCE—REINSURANCE—FOREIGN
Aquarius & Investments PLC for Swiss Reinsurance Co. Ltd., 6.375% to 9/1/19, due 9/1/24 (USD)[e,f,g]		600,000	605,369

UNITED STATES	2.4%
BANKS	1.0%
Citigroup, Inc., 6.125% to 11/15/20, Series Rd,e		340,000	332,350
Goldman Sachs Group, Inc./The, 4.089% (3 Month US LIBOR + 1.75%), due 10/28/27, Series GMTN (FRN)[c]		175,000	168,296
JPMorgan Chase & Co., 2.877% (3 Month US LIBOR + 0.55%), due 3/9/21 (FRN)[c]		100,000	99,550

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Od,e		$275,000	$279,813
Wells Fargo & Co., 6.104% (3 Month US LIBOR + 3.77%), Series K (FRN)[c,d]		365,000	363,175

			1,243,184

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
Caterpillar Financial Services Corp., 3.15%, due 9/7/21, Series MTN		150,000	150,446
State Street Corp., 5.25% to 9/15/20, Series Fd,e		178,000	175,108

			325,554

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
AT&T, Inc., 3.00%, due 6/30/22		520,000	507,521

MEDIA	0.5%
Comcast Corp., 3.30%, due 10/1/20		200,000	200,779
Comcast Corp., 3.45%, due 10/1/21		200,000	202,098
Comcast Corp., 3.0383% (3 Month US LIBOR + 0.63%), due 4/15/24 (FRN)[c]		200,000	195,554

			598,431

REAL ESTATE	0.3%
HEALTH CARE	0.1%
Senior Housing Properties Trust, 6.75%, due 12/15/21		130,000	136,291

OFFICE	0.2%
SL Green Operating Partnership LP, 3.323% (3 Month US LIBOR + 0.98%), due 8/16/21 (FRN)[c]		250,000	248,568

TOTAL REAL ESTATE			384,859

TOTAL UNITED STATES			3,059,549

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,506,748)			7,341,339

CORPORATE BONDS	5.3%
UNITED KINGDOM	0.3%
BANKS—FOREIGN	0.2%
HSBC Holdings PLC, 3.837% (3 Month US LIBOR + 1.50%), due 1/5/22 (FRN) (USD)[c]		300,000	303,129

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 3.329% (3 Month US LIBOR + 0.99%), due 1/16/24, (FRN) (USD)[c]		$100,000	$97,616

TOTAL UNITED KINGDOM			400,745

UNITED STATES	5.0%
ELECTRIC—REGULATED ELECTRIC	0.2%
Southern Co./The, 2.15%, due 9/1/19		180,000	178,926

ELECTRIC—INTEGRATED	0.3%
Emera US Finance LP, 2.15%, due 6/15/19		424,000	420,582

FINANCIAL	0.5%
CREDIT CARD	0.1%
American Express Credit Corp., 2.375%, due 5/26/20, Series MTN		150,000	148,435

DIVERSIFIED FINANCIAL SERVICES	0.4%
Caterpillar Financial Services Corp., 1.85%, due 9/4/20, Series GMTN		100,000	98,045
General Motors Financial Co., Inc., 3.889% (3 Month US LIBOR + 1.55%), due 1/14/22 (FRN)[c]		100,000	98,676
Morgan Stanley, 5.55% to 7/15/20, Series Jd,e		315,000	306,101

			502,822

TOTAL FINANCIAL			651,257

HEALTH CARE	0.3%
CVS Health Corp., 2.957% (3 Month US LIBOR + 0.63%), due 3/9/20 (FRN)[c]		140,000	139,770
CVS Health Corp., 3.047% (3 Month US LIBOR + 0.72%), due 3/9/21 (FRN)[c]		214,000	212,341

			352,111

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Verizon Communications, Inc., 3.45%, due 3/15/21		550,000	553,899

PIPELINES	0.1%
Enterprise Products Operating LLC, 5.25%, due 1/31/20		130,000	132,452

REAL ESTATE	2.5%
DIVERSIFIED	0.2%
Select Income REIT, 3.60%, due 2/1/20		100,000	99,520

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
WEA Finance LLC, 2.70%, due 9/17/19, 144Ab		$235,000	$233,987

			333,507

FINANCE	0.4%
iStar, Inc., 6.50%, due 7/1/21		225,000	223,312
VEREIT Operating Partnership LP, 3.00%, due 2/6/19		250,000	249,856

			473,168

HEALTH CARE	0.8%
HCP, Inc., 2.625%, due 2/1/20		710,000	705,046
Senior Housing Properties Trust, 3.25%, due 5/1/19		200,000	199,018
Welltower, Inc., 4.125%, due 4/1/19		100,000	100,029

			1,004,093

RESIDENTIAL	0.2%
UDR, Inc., 3.70%, due 10/1/20		250,000	251,111

SPECIALTY	0.9%
Digital Realty Trust LP, 5.25%, due 3/15/21		500,000	516,531
Digital Realty Trust LP, 5.875%, due 2/1/20		100,000	102,037
Digital Realty Trust LP, 3.40%, due 10/1/20		500,000	498,522

			1,117,090

TOTAL REAL ESTATE			3,178,969

UTILITIES	0.7%
INTEGRATED ELECTRIC	0.3%
Mississippi Power Co, 3.048% (3 Month US LIBOR + 0.65%), due 3/27/20 (FRN)[c]		80,000	79,879
Progress Energy, Inc., 4.875%, due 12/1/19		350,000	354,510

			434,389

REGULATED ELECTRIC	0.4%
WEC Energy Group, Inc., 3.375%, due 6/15/21		500,000	499,958

TOTAL UTILITIES			934,347

TOTAL UNITED STATES			6,402,543

TOTAL CORPORATE BONDS (Identified cost—$6,737,360)			6,803,288

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
U.S. TREASURY INFLATION-PROTECTED SECURITIES	2.1%
U.S. Treasury Inflation Indexed Bonds, 1.875%, due 7/15/19		$414,505	$413,277
U.S. Treasury Inflation Indexed Bonds, 1.375%, due 1/15/20		964,722	958,830
U.S. Treasury Inflation Indexed Bonds, 1.25%, due 7/15/20		1,333,425	1,330,892

TOTAL U.S. TREASURY INFLATION-PROTECTED SECURITIES (Identified cost—$2,761,654)			2,702,999

		Shares
SHORT-TERM INVESTMENTS	24.0%
MONEY MARKET FUNDS	1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24%[h]		1,875,149	1,875,149

		Principal Amount
U.S. TREASURY BILLS	22.5%
U.S. Treasury Bills, 2.107%, due 1/17/19[i]		$2,699,000	2,696,473
U.S. Treasury Bills, 2.316%, due 2/28/19[i]		4,261,000	4,245,101
U.S. Treasury Bills, 2.325%, due 2/28/19[i]		2,087,000	2,079,182
U.S. Treasury Bills, 2.156%, due 5/23/19[i,j]		6,875,000	6,808,225
U.S. Treasury Bills, 2.157%, due 5/23/19[i,j]		6,877,000	6,810,206
U.S. Treasury Bills, 2.583%, due 10/10/19[i]		1,728,000	1,693,091
U.S. Treasury Bills, 2.65%, due 11/7/19[i]		4,454,000	4,353,980

			28,686,258

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$30,576,348)			30,561,407

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$125,599,114)	101.7%		129,456,193
LIABILITIES IN EXCESS OF OTHER ASSETS[k]	(1.7)		(2,217,602)

NET ASSETS	100.0%		$127,238,591

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,467,190 which represents 4.3% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Variable rate. Rate shown is in effect at December 31, 2018.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $808,126 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

[g]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $605,369 or 0.5% of the net assets of the Fund.

[h]	Rate quoted represents the annualized seven-day yield.
[i]	The rate shown is the effective yield on the date of purchase.
[j]	All or a portion of this security has been pledged as collateral for futures contracts. $4,350,530 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[k]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at December 31, 2018.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Country Summary	% of Net Assets
United States	65.8
Japan	5.7
Canada	5.6
United Kingdom	4.7
Australia	3.6
France	3.1
Hong Kong	2.9
Spain	1.3
Norway	1.2
Germany	1.0
Brazil	0.9
Italy	0.8
Switzerland	0.8
Netherlands	0.6
Cayman Islands	0.5
Sweden	0.4
Other	1.1

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	38	January 16, 2019	$1,933,962	$1,731,613	$(202,349)
Aluminum HG LME	35	March 20, 2019	1,698,814	1,617,000	(81,814)
Brent Crude Oil[a]	72	January 31, 2019	5,003,171	3,873,600	(1,129,571)
Coffee C	25	March 19, 2019	1,088,488	954,844	(133,644)
Copper	37	March 27, 2019	2,507,804	2,433,675	(74,129)
Corn	140	March 14, 2019	2,674,949	2,625,000	(49,949)
Cotton No. 2	25	March 7, 2019	991,909	902,500	(89,409)
Gasoline	16	February 28, 2019	976,058	881,664	(94,394)
Gold	33	February 26, 2019	4,054,138	4,228,290	174,152
KC Wheat	8	March 14, 2019	207,884	195,500	(12,384)
Lean Hogs[a]	40	February 14, 2019	980,602	975,600	(5,002)
Light Sweet Crude Oil	56	February 20, 2019	2,929,480	2,560,320	(369,160)
Live Cattle	15	February 28, 2019	712,934	743,250	30,316
Natural Gas	95	February 26, 2019	3,794,319	2,708,450	(1,085,869)
Natural Gas	8	March 27, 2019	236,264	214,640	(21,624)
Nickel LME	27	January 16, 2019	2,050,852	1,720,845	(330,007)
Nickel LME	19	March 20, 2019	1,234,984	1,217,691	(17,293)
NY Harbor ULSD	9	February 28, 2019	687,941	631,222	(56,719)
NY Harbor ULSD	13	May 31, 2019	1,213,917	907,889	(306,028)
Silver	14	March 27, 2019	1,002,547	1,087,800	85,253
Soybean	60	March 14, 2019	2,777,494	2,685,000	(92,494)
Soybean Meal	4	March 14, 2019	126,001	123,960	(2,041)
Soybean Oil	44	March 14, 2019	768,817	735,240	(33,577)
Sugar 11	54	February 28, 2019	742,801	727,574	(15,227)
Wheat	37	March 14, 2019	960,978	931,012	(29,966)
Zinc LME	13	January 16, 2019	852,902	806,813	(46,089)
Zinc LME	9	March 20, 2019	579,477	555,863	(23,614)
Zinc LME	13	December 18, 2019	916,631	782,275	(134,356)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
SHORT FUTURES OUTSTANDING
Aluminum HG LME	38	January 16, 2019	$ (1,825,778)	$ (1,731,613)	$94,165
Aluminum HG LME	1	March 20, 2019	(46,028)	(46,200)	(172)
Brent Crude Oil[a]	16	April 30, 2019	(1,179,035)	(873,120)	305,915
Brent Crude Oil[a]	16	October 31, 2019	(1,073,862)	(882,240)	191,622
Cattle Feeder[a]	5	March 28, 2019	(363,330)	(366,875)	(3,545)
Coffee Robusta	20	March 25, 2019	(306,783)	(305,000)	1,783
Copper	7	December 27, 2019	(488,407)	(463,050)	25,357
Light Sweet Crude Oil	20	November 20, 2019	(1,237,564)	(967,600)	269,964
Nickel LME	27	January 16, 2019	(1,786,079)	(1,720,845)	65,234
Nickel LME	1	March 20, 2019	(63,741)	(64,089)	(348)
Nickel LME	2	December 18, 2019	(133,073)	(131,148)	1,925
Soybean	20	November 14, 2019	(903,494)	(935,250)	(31,756)
Zinc LME	13	January 16, 2019	(846,271)	(806,812)	39,459
Zinc LME	2	March 20, 2019	(122,756)	(123,525)	(769)
Zinc LME	13	December 18, 2019	(839,904)	(782,275)	57,629

					$(3,130,525)

[a]	Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
ULSD	Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments in securities, at value (Identified cost—$125,599,114)	$129,456,193
Foreign currency, at value (Identified cost—$61,577)	60,436
Receivable for:
Investment securities sold	955,762
Fund shares sold	767,485
Dividends and interest	433,385
Other assets	20,233

Total Assets	131,693,494

LIABILITIES:
Payable for:
Fund shares redeemed	2,325,291
Variation margin on futures contracts	914,124
Due to custodian	781,311
Investment securities purchased	221,429
Shareholder servicing fees	21,321
Investment advisory fees	18,302
Administration fees	9,154
Distribution fees	692
Directors’ fees	69
Other liabilities	163,210

Total Liabilities	4,454,903

NET ASSETS	$127,238,591

NET ASSETS consist of:
Paid-in capital	$133,477,309
Total distributable earnings/(accumulated loss)	(6,238,718)

$127,238,591

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2018

CLASS A SHARES:
NET ASSETS	$9,448,861
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,148,175

Net asset value and redemption price per share	$8.23

Maximum offering price per share ($8.23 ÷ 0.955)[a]	$8.62

CLASS C SHARES:
NET ASSETS	$4,965,939
Shares issued and outstanding ($0.001 par value common stock outstanding)	605,033

Net asset value and offering price per share[b]	$8.21

CLASS I SHARES:
NET ASSETS	$111,116,963
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,481,601

Net asset value, offering and redemption price per share	$8.24

CLASS R SHARES:
NET ASSETS	$59,205
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,131

Net asset value, offering and redemption price per share	$8.30

CLASS Z SHARES:
NET ASSETS	$1,647,623
Shares issued and outstanding ($0.001 par value common stock outstanding)	200,295

Net asset value, offering and redemption price per share	$8.23

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividend income (net of $154,335 of foreign withholding tax)	$2,743,845
Interest income (net of $53 of foreign withholding tax)	1,131,510

Total Investment Income	3,875,355

Expenses:
Investment advisory fees	1,158,298
Administration fees	201,564
Professional fees	129,717
Shareholder servicing fees—Class A	15,574
Shareholder servicing fees—Class C	14,883
Shareholder servicing fees—Class I	88,748
Custodian fees and expenses	115,287
Distribution fees—Class A	45,422
Distribution fees—Class C	44,648
Distribution fees—Class R	393
Registration and filing fees	82,165
Shareholder reporting expenses	40,429
Transfer agent fees and expenses	38,579
Directors’ fees and expenses	25,536
Miscellaneous	42,151

Total Expenses	2,043,394
Reduction of Expenses (See Note 2)	(683,875)

Net Expenses	1,359,519

Net Investment Income (Loss)	2,515,836

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	1,734,323
Futures contracts	(1,879,083)
Forward foreign currency exchange contracts	(1,859)
Foreign currency transactions	8,925

Net realized gain (loss)	(137,694)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(10,711,792)
Futures contracts	(4,043,112)
Foreign currency translations	(1,959)

Net change in unrealized appreciation (depreciation)	(14,756,863)

Net Realized and Unrealized Gain (Loss)	(14,894,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,378,721)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,515,836	$2,086,528
Net realized gain (loss)	(137,694)	(1,106,839)
Net change in unrealized appreciation (depreciation)	(14,756,863)	8,719,680

Net increase (decrease) in net assets resulting from operations	(12,378,721)	9,699,369

Distributions to Shareholders:[a]
Class A	(185,891)	(423,066)
Class C	(44,153)	(51,015)
Class I	(2,219,843)	(2,302,257)
Class R	(974)	(2,931)
Class Z	(37,005)	(38,491)
Tax Return of Capital to Shareholders:
Class A	(19,818)	—
Class C	(6,562)	—
Class I	(140,557)	—
Class R	(85)	—
Class Z	(2,240)	—

Total distributions	(2,657,128)	(2,817,760)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(19,675,990)	(12,433,932)

Total increase (decrease) in net assets	(34,711,839)	(5,552,323)
Net Assets:
Beginning of year	161,950,430	167,502,753

End of year	$127,238,591	$161,950,430

[a]

Distributions to shareholders from net investment income for the year ended December 31, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.14	$8.73	$7.99	$ 9.42	$9.62

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.09	0.05	0.08	0.08
Net realized and unrealized gain (loss)	(0.89)	0.46	0.91	(1.37)	(0.18)

Total from investment operations	(0.78)	0.55	0.96	(1.29)	(0.10)

Less dividends and distributions to shareholders from:

Net investment income	(0.12)	(0.14)	(0.20)	(0.12)	(0.08)
Net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.13)	(0.14)	(0.22)	(0.14)	(0.10)

Net increase (decrease) in net asset value	(0.91)	0.41	0.74	(1.43)	(0.20)

Net asset value, end of year	$8.23	$9.14	$8.73	$ 7.99	$9.42

Total return[b,c]	–8.61%	6.33%	11.99%	–13.80%	–1.07%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$ 9.4	$28.5	$12.9	$ 13.2	$19.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.51%	1.51%	1.69%	1.63%	1.74%

Expenses (net of expense reduction)	1.14%	1.11%	1.24%	1.20%	1.35%

Net investment income (loss) (before expense reduction)	0.88%	0.62%	0.18%	0.43%	0.42%

Net investment income (loss) (net of expense reduction)	1.25%	1.02%	0.63%	0.86%	0.81%

Portfolio turnover rate[d]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.12	$8.71	$7.97	$ 9.38	$9.60

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.02	(0.01)	0.00 [b]	0.00 [b]
Net realized and unrealized gain (loss)	(0.89)	0.46	0.91	(1.35)	(0.16)

Total from investment operations	(0.83)	0.48	0.90	(1.35)	(0.16)

Less dividends and distributions to shareholders from:

Net investment income	(0.07)	(0.07)	(0.14)	(0.05)	(0.04)
Net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.01)	—	(0.02)	(0.01)	(0.01)

Total dividends and distributions to shareholders	(0.08)	(0.07)	(0.16)	(0.06)	(0.06)

Net increase (decrease) in net asset value	(0.91)	0.41	0.74	(1.41)	(0.22)

Net asset value, end of year	$8.21	$9.12	$8.71	$ 7.97	$9.38

Total return[c,d]	–9.18%	5.48%	11.28%	–14.46%	–1.74%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$5.0	$ 6.6	$ 8.3	$ 8.7	$15.3

Ratios to average daily net assets:

Expenses (before expense reduction)	2.19%	2.20%	2.37%	2.35%	2.40%

Expenses (net of expense reduction)	1.80%	1.80%	1.92%	2.00%	2.00%

Net investment income (loss) (before expense reduction)	0.31%	(0.14)%	(0.59)%	(0.30)%	(0.38)%

Net investment income (loss) (net of expense reduction)	0.70%	0.26%	(0.14)%	0.05%	0.02%

Portfolio turnover rate[e]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.16	$8.75	$8.01	$ 9.45	$9.64

Income (loss) from investment operations:

Net investment income (loss)[a]	0.15	0.11	0.10	0.09	0.10
Net realized and unrealized gain (loss)	(0.90)	0.46	0.89	(1.37)	(0.16)

Total from investment operations	(0.75)	0.57	0.99	(1.28)	(0.06)

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.16)	(0.23)	(0.14)	(0.11)
Net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.17)	(0.16)	(0.25)	(0.16)	(0.13)

Net increase (decrease) in net asset value	(0.92)	0.41	0.74	(1.44)	(0.19)

Net asset value, end of year	$8.24	$9.16	$8.75	$ 8.01	$9.45

Total return[b]	–8.31%	6.62%	12.32%	–13.64%	–0.67%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$111.1	$124.7	$143.9	$ 85.9	$160.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.26%	1.26%	1.41%	1.39%	1.44%

Expenses (net of expense reduction)	0.80%	0.80%	0.91%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	1.27%	0.81%	0.72%	0.66%	0.55%

Net investment income (loss) (net of expense reduction)	1.73%	1.27%	1.22%	1.05%	0.99%

Portfolio turnover rate[c]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.22	$8.81	$8.01	$ 9.45	$ 9.65

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.06	(0.06)	0.05	0.05
Net realized and unrealized gain (loss)	(0.91)	0.46	1.01	(1.37)	(0.16)

Total from investment operations	(0.80)	0.52	0.95	(1.32)	(0.11)

Less dividends and distributions to shareholders from:

Net investment income	(0.11)	(0.11)	(0.13)	(0.10)	(0.07)
Net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.12)	(0.11)	(0.15)	(0.12)	(0.09)

Net increase (decrease) in net asset value	(0.92)	0.41	0.80	(1.44)	(0.20)

Net asset value, end of year	$8.30	$9.22	$8.81	$ 8.01	$ 9.45

Total return[b]	–8.72%	5.99%	11.90%	–14.06%	–1.20%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$59.2	$89.5	$250.7	$1,190.8	$1,079.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.69%	1.70%	1.90%	1.85%	1.90%

Expenses (net of expense reduction)	1.30%	1.30%	1.45%	1.50%	1.50%

Net investment income (loss) (before expense reduction)	0.79%	0.32%	(1.10)%	0.26%	0.09%

Net investment income (loss) (net of expense reduction)	1.18%	0.72%	(0.65)%	0.61%	0.49%

Portfolio turnover rate[c]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.14	$8.74	$8.00	$ 9.43	$9.62

Income (loss) from investment operations:

Net investment income (loss)[a]	0.15	0.11	0.09	0.08	0.08
Net realized and unrealized gain (loss)	(0.89)	0.45	0.90	(1.35)	(0.15)

Total from investment operations	(0.74)	0.56	0.99	(1.27)	(0.07)

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.16)	(0.23)	(0.14)	(0.10)
Net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.01)	—	(0.02)	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.17)	(0.16)	(0.25)	(0.16)	(0.12)

Net increase (decrease) in net asset value	(0.91)	0.40	0.74	(1.43)	(0.19)

Net asset value, end of year	$8.23	$9.14	$8.74	$ 8.00	$9.43

Total return[b]	–8.22%	6.51%	12.48%[c]	–13.67%[c]	–0.78%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Ratios/Supplemental Data:	2018	2017	2016	2015	2014

Net assets, end of year (in millions)	$1.6	$2.0	$2.2	$2.1	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.19%	1.20%	1.37%	1.35%	1.50%

Expenses (net of expense reduction)	0.80%	0.80%	0.92%	1.00%	1.11%

Net investment income (loss) (before expense reduction)	1.32%	0.87%	0.56%	0.55%	0.41%

Net investment income (loss) (net of expense reduction)	1.71%	1.27%	1.01%	0.90%	0.80%

Portfolio turnover rate[d]	99%	124%	118%	101%	96%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Austria	$158,070	$158,070	$—	$—
Brazil	1,169,254	713,843	455,411	—
Canada	7,076,829	7,076,829	—	—
Mexico	209,337	209,337	—	—
United Kingdom	5,647,347	241,416	5,405,931	—
United States	42,260,281	42,260,281	—	—
Other Countries	25,134,207	—	25,134,207	—
Preferred Securities— $25 Par Value	391,835	391,835	—	—
Preferred Securities—Capital Securities	7,341,339	—	7,341,339	—
Corporate Bonds	6,803,288	—	6,803,288	—
U.S. Treasury Inflation Protected Bonds	2,702,999	—	2,702,999	—
Short-Term Investments	30,561,407	—	30,561,407	—

Total Investments in Securities[a]	$129,456,193	$51,051,611	$78,404,582	$—

Futures Contracts	$1,342,774	$1,342,774	$—	$—

Total Derivative Assets[a]	$1,342,774	$1,342,774	$—	$—

Futures Contracts	$(4,473,299)	$(4,473,299)	$—	$—

Total Derivative Liabilities[a]	$(4,473,299)	$(4,473,299)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary

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income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the

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Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

At December 31, 2018, the Fund did not have any forward foreign currency exchange contracts outstanding.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the

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index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes. For the year ended December 31, 2018, a portion of the dividend has been reclassified to tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2018, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

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For the year ended December 31, 2018 and through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2018, fees waived and/or expenses reimbursed totaled $683,875.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund incurred $123,552 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2018, the Fund has been advised that the distributor received $4,202, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $152 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

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Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,794 for the year ended December 31, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the year ended December 31, 2018 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$111,234,564	$175,293	$111,409,857
Sales	120,245,010	238,618	120,483,628

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2018 and the effect of derivatives held during the year ended December 31, 2018, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts[a]	—	$—	Payable for variation margin on futures contracts	$(3,130,525)[b]

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation/depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

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Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(1,879,083)	$(4,043,112)

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(1,859)	—

The following summarizes the volume of the Fund’s futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2018:

	Futures Contracts
Average Notional Amount—Long	$54,767,547
Average Notional Amount—Short	(14,981,325)

	Forward Foreign Currency Exchange Contracts
Average Amount Purchased	$811,943	[a]
Average Amount Sold	202,328	[b]

[a]	Average for the period May 3, 2018 through July 3, 2018.
[b]	Average for the period May 30, 2018 through July 3, 2018.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2018	2017
Ordinary income	$2,487,866	$2,817,760
Tax return of capital	169,262	—

Total dividends and distributions	$2,657,128	$2,817,760

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As of December 31, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$131,216,812

Gross unrealized appreciation on investments	$1,597,228
Gross unrealized depreciation on investments	(3,364,657)

Net unrealized appreciation (depreciation) on investments	$(1,767,429)

As of December 31, 2018, the Fund has a net capital loss carryforward of $4,655,811 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $3,683,875 and a long-term capital loss carryforward of $971,936, which under current federal income tax rules, may offset capital gains recognized in any future period.

During the year ended December 31, 2018, the Fund utilized net capital loss carryforwards of $564,929.

As of December 31, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $1,675,299 and total distributable earnings/(accumulated loss) was credited $1,675,299. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F and Class T shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	364,978	$3,288,023	2,669,053	$23,576,164
Issued as reinvestment of dividends and distributions	21,762	192,390	45,027	394,241
Redeemed	(2,360,806)	(21,112,038)	(1,064,536)	(9,398,652)

Net increase (decrease)	(1,974,066)	$(17,631,625)	1,649,544	$14,571,753

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	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class C:
Sold	102,792	$925,641	208,595	$1,842,040
Issued as reinvestment of dividends and distributions	3,247	28,502	2,956	25,868
Redeemed	(222,413)	(1,965,281)	(440,294)	(3,862,210)

Net increase (decrease)	(116,374)	$(1,011,138)	(228,743)	$(1,994,302)

Class I:
Sold	6,569,688	$58,346,957	8,242,208	$72,740,818
Issued as reinvestment of dividends and distributions	173,319	1,529,132	182,256	1,596,665
Redeemed	(6,883,209)	(60,694,412)	(11,243,561)	(98,901,998)

Net increase (decrease)	(140,202)	$(818,323)	(2,819,097)	$(24,564,515)

Class R:
Sold	800	$7,496	21,689	$191,113
Issued as reinvestment of dividends and distributions	115	1,021	323	2,828
Redeemed	(3,486)	(30,614)	(40,769)	(362,286)

Net increase (decrease)	(2,571)	$(22,097)	(18,757)	$(168,345)

Class Z:
Sold	32,453	$290,629	41,480	$367,021
Issued as reinvestment of dividends and distributions	4,234	37,282	4,377	38,301
Redeemed	(59,765)	(520,718)	(77,471)	(683,845)

Net increase (decrease)	(23,078)	$(192,807)	(31,614)	$(278,523)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may

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depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred

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securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure

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companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which

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may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The investment advisor is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (UK) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. New Accounting Guidance

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will not have a material effect on the timing of income recognized by the Fund and have no effect on the Fund’s net assets or overall results of operations.

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

ASU2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13

s effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended December 31, 2018, which had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Real Assets Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2018 (Unaudited)

For the calendar year ended December 31, 2018, for individual taxpayers, the Fund designates $2,124,432 as qualified dividend income eligible for reduced tax rates and $328,811 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 17.50% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

The Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $153,528. The Fund generated net foreign source income of $1,811,481 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

Qualified REIT Dividends Paid by the Fund to Non-Corporate Shareholders

Starting in calendar year 2018, non-corporate taxpayers are permitted to deduct from their taxable income a portion of any amounts received from a REIT that are “qualified REIT dividends.” As of December 31, 2018, this deduction was not available with respect to such amounts paid by a REIT to the Fund and distributed by the Fund to its shareholders. As a result, non-corporate shareholders would have generally been subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT. However, on January 18, 2019, the Internal Revenue Service issued proposed regulations that would permit funds to pay qualified REIT dividends to their shareholders subject to certain holding period requirements. The regulation is effective beginning with calendar year 2018.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				20	Since 2015

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

Jon Cheigh 1973	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Nicholas Koutsoftas 1973	Vice President	Senior Vice President of CSCM since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	Since 2013

Benjamin Ross 1971	Vice President	Senior Vice President of CSCM since 2013. Prior to that, co-portfolio manager at GE Asset Management of the GE Active Commodities strategy since its 2006 inception.	Since 2013

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen &

Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERREDAND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Nick Koutsoftas

Vice President

Benjamin Ross

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class T—RAPTX*
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RAPAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$55,560	$54,470
Audit-Related Fees	$0	$0
Tax Fees	$20,650	$20,185
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)    No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$20,650	$20,185
Investment Advisor	$0	$0

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Incorporated by reference to registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 27, 2018 (Accession No. 0001193125-18-139267).

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date: March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 7, 2019